UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 29, 2005

APAC Customer Services, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Illinois	0-26786	36-2777140
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Six Parkway North, Deerfield, Illinois		60015
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	847-374-4980

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The appointment of John C. Kraft to the Company's Board of Directors became effective on October 1, 2005.

The Company issued a press release announcing the previously reported appointment of John C. Kraft to its Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Mr. Kraft, age 63, is the former vice chairman and Chief Operating Officer of Leo Burnett, an advertising agency. After taking early retirement from Leo Burnett, Mr. Kraft was the Executive Vice President and Chief Administrative Officer of Young and Rubicam, an advertising agency.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Press Release issued by the Company on September 29, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APAC Customer Services, Inc.

October 3, 2005	By:	/s/ Robert J. Keller

Name: Robert J. Keller
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release Issued by the Company on September 29, 2005